Exhibit 24

POWER OF ATTORNEY

     WHEREAS, Cellco Partnership d/b/a Verizon Wireless, a Delaware general partnership (hereinafter referred to as the Company), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K relating to the Company’s fiscal year ended December 31, 2005.

     NOW, THEREFORE, the undersigned hereby appoints Dennis F. Strigl and John Townsend, acting jointly, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Annual Report on Form 10-K as such persons so acting deem appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting jointly, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March 2006.

/s/ Ivan G. Seidenberg

Ivan G. Seidenberg

POWER OF ATTORNEY

     WHEREAS, Cellco Partnership d/b/a Verizon Wireless, a Delaware general partnership (hereinafter referred to as the Company), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K relating to the Company’s fiscal year ended December 31, 2005.

     NOW, THEREFORE, the undersigned hereby appoints Dennis F. Strigl and John Townsend, acting jointly, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Annual Report on Form 10-K as such persons so acting deem appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting jointly, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March 2006.

/s/ Lawrence T. Babbio, Jr.

Lawrence T. Babbio, Jr.

POWER OF ATTORNEY

     WHEREAS, Cellco Partnership d/b/a Verizon Wireless, a Delaware general partnership (hereinafter referred to as the Company), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K relating to the Company’s fiscal year ended December 31, 2005.

     NOW, THEREFORE, the undersigned hereby appoints Dennis F. Strigl and John Townsend, acting jointly, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Annual Report on Form 10-K as such persons so acting deem appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting jointly, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March 2006.

/s/ Doreen A. Toben

Doreen A. Toben

POWER OF ATTORNEY

     WHEREAS, Cellco Partnership d/b/a Verizon Wireless, a Delaware general partnership (hereinafter referred to as the Company), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K relating to the Company’s fiscal year ended December 31, 2005.

     NOW, THEREFORE, the undersigned hereby appoints Dennis F. Strigl and John Townsend, acting jointly, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Annual Report on Form 10-K as such persons so acting deem appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting jointly, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March 2006.

/s/ Lowell C. McAdam

Lowell C. McAdam

POWER OF ATTORNEY

     WHEREAS, Cellco Partnership d/b/a Verizon Wireless, a Delaware general partnership (hereinafter referred to as the Company), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K relating to the Company’s fiscal year ended December 31, 2005.

     NOW, THEREFORE, the undersigned hereby appoints Dennis F. Strigl and John Townsend, acting jointly, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Annual Report on Form 10-K as such persons so acting deem appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting jointly, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March 2006.

/s/ Arun Sarin

Arun Sarin

POWER OF ATTORNEY

     WHEREAS, Cellco Partnership d/b/a Verizon Wireless, a Delaware general partnership (hereinafter referred to as the Company), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K relating to the Company’s fiscal year ended December 31, 2005.

     NOW, THEREFORE, the undersigned hereby appoints Dennis F. Strigl and John Townsend, acting jointly, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Annual Report on Form 10-K as such persons so acting deem appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting jointly, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March 2006.

/s/ Andrew N. Halford

Andrew N. Halford

POWER OF ATTORNEY

     WHEREAS, Cellco Partnership d/b/a Verizon Wireless, a Delaware general partnership (hereinafter referred to as the Company), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K relating to the Company’s fiscal year ended December 31, 2005.

     NOW, THEREFORE, the undersigned hereby appoints Dennis F. Strigl and John Townsend, acting jointly, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Annual Report on Form 10-K as such persons so acting deem appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting jointly, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March 2006.

/s/ Gavin Darby

Gavin Darby

POWER OF ATTORNEY

     WHEREAS, Cellco Partnership d/b/a Verizon Wireless, a Delaware general partnership (hereinafter referred to as the Company), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K relating to the Company’s fiscal year ended December 31, 2005.

     NOW, THEREFORE, the undersigned hereby appoints Dennis F. Strigl and John Townsend, acting jointly, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K and any and all amendments, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Annual Report on Form 10-K as such persons so acting deem appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting jointly, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March 2006.

/s/ Julian Horn-Smith

Julian Horn-Smith